PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG ASIA PACIFIC FUND
                       STRONG GLOBAL HIGH-YIELD BOND FUND
                         STRONG INTERNATIONAL BOND FUND
                        STRONG INTERNATIONAL STOCK FUND
                       STRONG SHORT-TERM GLOBAL BOND FUND

                  Supplement to the Prospectus dated March 1, 1998

CHANGE IN PORTFOLIO MANAGER. On May 18, 1998, Mr. David Lui became the portfolio manager of the Strong International Stock Fund. Prior to joining Strong Capital Management, Inc., the Fund's investment advisor, Mr. Lui served Phoenix Duff & Phelps as a Vice President and international portfolio manager of five funds, including the Phoenix International Portfolio and the Phoenix Worldwide Opportunities Fund. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management. From 1990 to 1993, he was an Associate of Global Markets at Bankers Trust Company.

MINIMUM INVESTMENT REQUIREMENT. On May 1, 1998, the Minimum Investment Requirement to open a regular account in the Funds increased from $1,000 to $2,500. This information modifies the Minimum Investment Requirements found on page II-4 of the Prospectus under the heading "What You Should Know About Buying Shares."

ANNUAL INCOME DIVIDENDS. After July 1, 1998, the Strong Asia Pacific and the Strong International Stock Funds will pay dividends from net investment income annually instead of quarterly. This information modifies the information about dividends found on page I-11 of the Prospectus under the heading "Dividends and Other Distributions" and on page I-34 of the Prospectus under the heading "About the Funds-Distributions and Taxes." Therefore, the last quarterly dividend was paid by these Funds on June 30, 1998. The next dividend will be payable by these Funds on December 29, 1998 and annually thereafter.

CORPORATE NAME. In May 1998, the corporate name of Strong International Stock Fund, Inc. became Strong International Equity Funds, Inc. The Strong International Stock Fund will continue to exist as an investment portfolio under the new corporate name. This is a technical change that will not affect the management or operations of the Fund.

DIVERSIFICATION. The Strong Short-Term Global Bond Fund has changed from a non-diversified fund to a diversified fund. As such, the Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


           The date of this Prospectus Supplement is August 3, 1998.

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